UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3 )

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-52049	06-1594540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, Bridgewater, New Jersey	08807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits	2

SIGNATURES

EXHIBIT INDEX

Exhibit 23.1

Exhibit 23.2

Exhibit 99.1

Exhibit 99.2

Exhibit 99.3

This Amendment No. 3 to the Current Report on form 8-K/A (this “Amendment No. 3”) is being filed for the purpose of amending the Current Report on form 8-K filed by Synchronoss Technologies, Inc. (the “Company”)  on July 20, 2010 (the “Original Report”), as amended by Amendment No.1 to the Current Report on form 8-K/A filed by the Company on October 1, 2010 (“Amendment No. 1”) and by Amendment No. 2 to the Current Report on form 8-K/A filed by the company on January 6, 2012 (“Amendment No.2”)

The information previously reported in the Original Report, Amendment No. 1 and Amendment No. 2 is hereby incorporated by reference into this Amendment no. 3.  This amendment No. 3 is being filed to amend Item 9.01 in its entirety to provide, in connection with the Company’s acquisition of FusionOne, Inc. (“FusionOne”) the historical financial information required pursuant to Item 9.01(a) of Form 8-K, and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Consolidated Financial Statements of FusionOne as of December 31, 2009 and 2008 and for the years ended December 31, 2009 and 2008 and accompanying consolidated notes are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The Unaudited Condensed Consolidated Financial Statements of FusionOne as of June 30, 2010 and for the six-month periods ended June 30, 2010 and 2009 and accompanying consolidated notes are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Combined Condensed Financial Statements are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:

(i)	Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 2010

(ii)	Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 2009 and the six-month period ended June 30, 2010

(iii)	Notes to the Unaudited Pro Forma Combined Condensed Financial Statements

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and among Synchronoss Technologies, Inc, Echo Merger Sub, Inc., FusionOne, Inc. and John Malloy, as stockholder’ representative, dated as of July 6, 2010.

23.1	Consent of Mohler, Nixon and Williams, Independent Auditors

23.2	Consent of Jelena Ivanova, Independent Auditors

99.1	Consolidated Financial Statements of FusionOne as of December 31, 2009 and 2008 and for the years ended December 31, 2009 and 2008 and consolidated notes thereto

99.2	Unaudited Condensed Consolidated Financial Statements of FusionOne as of June 30, 2010 and for the six months ended June 30, 2010 and 2009 and consolidated notes thereto

99.3

Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 2010 and Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2009 and for the six months ended June 30, 2010 and notes thereto

*                    Filed with the Securities and Exchange Commission on August 6, 2010 as Exhibit 10.18 in the Company’s Quarterly Report on Form 10-Q and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.

Date: June 15, 2012	By:	/s/ Stephen G. Waldis
Stephen G. Waldis
Chairman of the Board of Directors and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and among Synchronoss Technologies, inc, Echo Merger Sub, Inc., fusionOne, inc. and John Malloy, as stockholder’ representative, dated as of July 6, 2010.

23.1	Consent of Mohler, Nixon and Williams, Independent Auditors

23.2	Consent of Jelena Ivanova, Independent Auditors

99.1	Consolidated Financial Statements of FusionOne as of December 31, 2009 and 2008 and for the years ended December 31, 2009 and 2008 and consolidated notes thereto

99.2	Unaudited Condensed Consolidated Financial Statements of FusionOne as of June 30, 2010 and for the six months ended June 30, 2010 and 2009 and consolidated notes thereto

99.3

Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 2010 and Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2009 and for the six months ended June 30, 2010 and notes thereto

*	Filed with the Securities and Exchange Commission on August 6, 2010 as Exhibit 10.18 in the Company’s Quarterly Report on Form 10-Q and incorporated herein by reference.